SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   AUGUST 5, 1998


                  MARCUS CABLE COMPANY, L.L.C.
             MARCUS CABLE OPERATING COMPANY, L.L.C.
                MARCUS CABLE CAPITAL CORPORATION
              MARCUS CABLE CAPITAL CORPORATION II
              MARCUS CABLE CAPITAL CORPORATION III
   (Exact name of registrants as specified in their charters)


     DELAWARE      33-81088 & 33-67390 & 33-93808     75-2337471
     DELAWARE            33-81088-01                  75-2495706
     DELAWARE            33-67390-01                  75-2546077
     DELAWARE            33-81088-02                  75-2546713
     DELAWARE            33-93808-01                  75-2599586
(State or other  (Commission File Number)         (I.R.S. Employer
jurisdiction of                                 Identification No.)
incorporation or
organization)


     2911 TURTLE CREEK BOULEVARD, SUITE 1300
               DALLAS, TEXAS                                  75219-6257
          (Address of principal executive offices)             (Zip Code)

                         (214) 521-7898
      (Registrants' telephone number, including area code)





                          Page 1 of 7
                  Index to Exhibits on Page 6

ITEM 5.  OTHER EVENTS.

     On July 31, 1998, Marcus Cable Company, L.L.C. announced that it has completed the divestiture of certain of its non-clustered cable television systems located in Mississippi, Louisiana, the Texas Panhandle and Oklahoma. For information regarding this transaction, reference is made to the press release attached hereto as Exhibit 20.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     20.1      Press Release dated July 31, 1998.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               MARCUS CABLE COMPANY, L.L.C.
               (Registrant)

               By:  Marcus Cable Properties, L.L.C., its general
                    partner,

                    By:  Marcus Cable Properties, Inc., its general
                         partner,

August 5, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Properties, Inc.(Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Properties, Inc. (Principal Financial
                              Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Properties, Inc.
                              (Principal Accounting Officer)

                MARCUS CABLE OPERATING COMPANY, L.L.C.
               (Registrant)

               By:  Marcus Cable Company, L.L.C., its general
                    partner,

                    By:  Marcus Cable Properties, L.L.C., its
                         general partner,

                         By:  Marcus Cable Properties, Inc., its
                              general partner,

August 5, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Properties,
                              Inc. (Principal Executive Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Properties, Inc. (Principal Financial
                              Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Properties, Inc. (Principal
                              Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION
                    (Registrant)

August 5, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Capital
                              Corporation (Principal Executive Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable Capital
                              Corporation (Principal Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Capital Corporation
                              (Principal Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION II
                    (Registrant)

August 5, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Capital
                              Corporation II (Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable Capital
                              Corporation II (Principal Financial
                              Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Capital Corporation II
                              (Principal Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION III
                    (Registrant)

August 5, 1998           By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer and
                              Sole Director of Marcus Cable Capital
                              Corporation III (Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable Capital
                              Corporation III (Principal Financial
                              Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Capital Corporation III
                              (Principal Accounting  Officer)

                          INDEX TO EXHIBITS


Exhibit                                                      	   Page
Number   Description                                       		  Number

20.1     Press Release dated July 31, 1998            			          7


                                                        Exhibit 20.1
FOR IMMEDIATE RELEASE
July 31, 1998


MARCUS:                                   CABLE ONE:
   CONTACT:  Chad E. Coben                   CONTACT:  Thomas O. Might
   PHONE:  (214) 521-7898                    PHONE:  (602) 364-6000


     MARCUS CABLE COMPLETES SALE OF NON-STRATEGIC CABLE SYSTEMS
           IN MISSISSIPPI, TEXAS AND OKLAHOMA TO CABLE ONE

Dallas, TX.---Marcus Cable announced today that it has completed the previously announced divestiture of certain non-clustered cable television systems located in Mississippi, Louisiana, the Texas
Panhandle and Oklahoma to Cable One, Inc. The cable television systems serve approximately 72,000 customers from seventeen headends.

In commenting on the sale, Jeffrey A. Marcus, Chairman and CEO said, "Last fall we announced our plans to divest certain cable systems outside of our core geographic clusters. The completion of this divestiture represents the second closing in the series of four previously announced transactions through which we will sell off our non-strategic assets. Cable One is a well-managed organization with a reputation for high quality service. I am confident that our customers will continue to be well served under the management of Cable One." Andy Armstrong, President of Waller Capital Corporation is representing Marcus Cable in the sale of the systems.

Marcus Cable is principally engaged in the management and operation of domestic wired telecommunications networks, including cable television systems, distance education networks and internet services. It is currently the nation's tenth largest cable operator serving over 1.2 million customers in 18 states. More information on Marcus Cable can be found on the company's website on the internet at www.marcuscable.com.

                               #  #  #